BEAR STEARNS                                                                BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                                             ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                                      245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                                                  New York, N.Y. 10167
LONDON o PARIS o TOKYO                                         (212) 272-2000;  (212) 272-7294   fax

                                FAX TRANSMITTAL
                   IMC HOME EQUITY LOAN OWNER TRUST 1998-2
                   ---------------------------------------

------------------------------------------------------------------------------
Fax to:                                                                  Date:
Company:                                                # Pages (incl. cover):
Fax No:                                                              Phone No:
------------------------------------------------------------------------------
From:                                                                Phone No:
------------------------------------------------------------------------------


STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the

Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

IMC Home Equity Loan Owner Trust 1998-2
Computational Materials: Preliminary Term Sheet (page 1 of 5)
-------------------------------------------------------------------------------

Lead Manager:                 BEAR STEARNS


Co-Managers:                  PaineWebber Incorporated
                              Deutsche Morgan Grenfell
                              J.P. Morgan & Co.

Seller and Servicer:          IMC Mortgage Company

Depositor:                    Bear Stearns Asset Backed Securities, Inc.

Owner Trustee:                Wilmington Trust Company

Indenture Trustee:            The Chase Manhattan Bank

Custodian:                    BancBoston, N.A.

Registration:                 It is expected that the Notes will be delivered
                              in book-entry form only through the Same-Day
                              Funds Settlement System of The Depository Trust
                              Company, Cedel Bank, S.A. and the Euroclear
                              System.

Cut-off Date:                 As of the close of business on March 1, 1998.

Expected Closing Date:        On or About March ___, 1998

Payment Dates:                20th day of each month (or the next succeeding
                              business day), commencing April 20, 1998.

Denominations:                The Notes are issuable in minimum denominations
                              of an original amount of $25,000 and multiples of $1,000 thereafter.

Note Rate:                    On each Payment Date, the "Note Rate" will be
                              equal to the lesser of (x) with respect to any Payment Date which occurs on or prior to the Redemption Date, One-Month LIBOR plus __% per annum and for any Payment Date thereafter, One-Month LIBOR plus __% per annum, and (y) the Available Funds Cap.

Available Funds Cap:          The "Available Funds Cap" is the weighted
                              average of the Coupon Rates on the Home Equity
                              Loans, less approximately [0.65375]% per annum.

-------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Owner Trust 1998-2
Computational Materials: Preliminary Term Sheet (page 2 of 5)
-------------------------------------------------------------------------------

Available Funds Cap
Carry Forward Amount:         If, on any Payment Date, the Available Funds Cap
                              limits the Note Rate (i.e., the rate set by the Available Funds Cap is less than the Formula
                              Note Rate which is defined in clause (x) of the definition of Note Rate above), the amount of any such shortfall will be carried forward and be due and payable on future Payment Dates and shall accrue interest at the applicable Formula
                              Note Rate, until paid (such shortfall, together with such accrued interest, the "Available Funds
                              Cap Carry Forward Amount").

                              The Insurance Policy for the Notes does not cover the Available Funds Cap Carry Forward Amount; the payment of such amount may be funded only from (i) any excess interest resulting from the Available Funds Cap being in excess of the Formula Note Rate on Future Payment Dates, and
                              (ii) any Net Monthly Excess Cashflow which would otherwise be paid to the Servicer or the Indenture Trustee on account of certain reimburseable amounts, or to the Owners of the Residual Interests.

                              Although Owners of the Notes will be entitled to receive any Available Funds Cap Carry Forward Amount from and to the extent of funds available therefor as described herein, there is no assurance that such funds will be available. The failure to pay any Available Funds Cap Carry Forward Amount due to a lack of funds therefor will not constitute an Event of Default under the Indenture. In addition, the Insurance Policy does not cover, and the ratings of the notes do not address the likelihood of the payment of any Available Funds Cap Carry Forward Amount.

Credit Enhancement:           Credit enhancement with respect to the Notes
                              will be provided by (a) the
                              overcollateralization mechanics which utilize the excess interest created by the internal cashflows of the pool, and (b) the MBIA
                              Insurance Policy.

-------------------------------------------------------------------------------
                                 BEAR STEARNS


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Owner Trust 1998-2
Computational Materials: Preliminary Term Sheet (page 3 of 5)
-------------------------------------------------------------------------------

Credit Enhancement (Cont'd):  Overcollateralization: The required application of the cashflow from the pool results in a limited acceleration of the Notes relative to the amortization of the Home Equity Loans in the early months of the transaction. The accelerated amortization is achieved by the application of certain excess interest to the payment in reduction of the Note Principal Balance. This acceleration feature creates overcollateralization (i.e., the excess of the aggregate outstanding Loan Balance of the Home Equity Loans over the Note Principal Balance). Once the required level of overcollateralization is reached, and subject to the provisions below, the acceleration feature will cease unless necessary to maintain the required level of overcollateralization. The Sale and Servicing Agreement provides that, subject to certain floors, caps and triggers, the required level of overcollateralization may increase or decrease over time.

                              MBIA Insurance Policy: MBIA Insurance
                              Corporation (the "Note Insurer") will
                              unconditionally and irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Notes (i.e. after any losses reduce the overcollateralization to zero, MBIA will cover the excess, if any, of the Note Principal Balance over the aggregate collateral balance). The Insurance Policy does not guarantee the payment of Available Funds Cap Carry-Forward Amounts. The Insured Payments do not cover Realized Losses except to the extent that an Overcollateralization Deficit exists. Insured Payments do not cover the Servicer's failure to make Delinquency Advances except to the extent that an Overcollateralization Deficit would otherwise result therefrom. The Insurance Policy is not cancelable for any reason.


Pre-Funding Account:          An amount not to exceed 25% of the aggregate
                              original principal balance of the Notes will be placed in a pre-funding account for the acquisition of additional home equity loans during not longer than a [60-day] period following the Closing Date. Sale proceeds will also fund the Capitalized Interest Account.

-------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Owner Trust 1998-2
Computational Materials: Preliminary Term Sheet (page 4 of 5)
-------------------------------------------------------------------------------

Home Equity Loans:            The Home Equity Loans to be included in the
                              Trust on the Closing Date will consist of adjustable rate conventional home equity loans and the Mortgage Notes relating thereof. Fixed rate loans may be included in the Trust, however, the aggregate balance of the fixed rate loans will not exceed [5]% of the aggregate original principal balance of the Notes.

Payment and Distribution
     Priorities:              (1)  The Trustee fees and expenses and MBIA
                                   Fees;

                              (2)  To the Owners of the Notes, the Current
                                   Interest;

                              (3) To the Owners of the Notes, the Principal Distribution Amount;

                              (4) To the Owners of the Notes, in payment of the Principal Distribution Amount to the extent of any Available Funds Shortfall from Total Monthly Excess Cashflow;

                              (5)  To MBIA, amounts owed on account of any
                                   Reimbursement Account from Total Monthly
                                   Excess Cashflow;

                              (6)  To the Owners of the Notes, any
                                   Overcollateralization Deficiency Amount
                                   from Net Monthly Excess Cashflow;


                              (7) To the Owners of the Notes, any Available Funds Cap Carry Forward Amounts from Net Monthly Excess Cashflow;

                              (8) To the Servicer, any unreimbursed Servicing Advances from Net Monthly Excess Cashflow.

                              (9) To the Servicer, any unreimbursed Servicing Advances and to MBIA, any Reimbursement Amounts;

                              (10) To the Trustee, any unreimbursed expenses,
                                   and;

                              (11) To the holders of the Residual Interest,
                                   the remaining distributable amounts.

Optional Termination:         The Notes may be redeemed in full at the option
                              of the holders of at least 50% of the Residual
                              Interest after the Loan Principal Balance is less than 10% of the aggregate original principal balance of the Notes. In addition, the Servicer and the Note Insurer will have rights, under limited circumstances, to acquire all of the Home Equity Loans from the Indenture Trustee and thereby effect a redemption of the Notes.

-------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Owner Trust 1998-2
Computational Materials: Preliminary Term Sheet (page 5 of 5)
-------------------------------------------------------------------------------

Servicing/Other Fees:         The collateral is subject to certain fees,
                              including a servicing fee of 0.50% per annum payable monthly, Note Insurer fees, and trustee fees.

Advancing by Servicer:        The Servicer is required to advance from its own
                              funds any delinquent payment of interest (not principal) unless such interest is deemed to be non-recoverable (the "Delinquency Advances").


Federal Tax Aspects:          No election will be made to treat the Trust
                              Estate or any portion thereof as a REMIC for federal income tax purposes. The Notes will be treated as non-recourse obligations of the Issuer and the Issuer will not be characterized as an association (or a publicly traded partnership) taxable as a corporation. Investors are advised to consult their tax advisors and to review the Prospectus and Prospectus Supplement.

ERISA Considerations:         Subject to the discussion in the Prospectus and
                              Prospectus Supplement, the Notes may be
                              purchased by employee benefit plans that are subject to ERISA.

SMMEA Eligibility:            The Notes will not constitute "mortgage-related
                              securities" for purposes of SMMEA.

Prospectus:                   The Notes are being offered pursuant to a
                              Prospectus which includes a Prospectus
                              Supplement (together, the "Prospectus").
                              Complete information with respect to the Notes and the collateral is contained in the Prospectus. The material presented herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Notes may not be consummated unless the purchaser has received the Prospectus.

-------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Owner Trust 1998-2
Computational Materials: Information Relating to the Collateral (page 1 of 8)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
-------------------------------------------------------------------------------

Adjustable Rate Home Equity Loans (1)
Preliminary characteristics of the Initial Home Equity Loans as of the Cut-Off Date 3/1/98:

Total Number of Loans:                                         4,568

Total Outstanding Loan Balance:                         $440,847,549

       Balloon (% of Total):                                    0.56%

       Non-Balloon (% of Total):                               99.44%

Average Loan Principal Balance:                              $96,508                   ($9,984 to $666,570)

Weighted Average CLTV :                                        76.99%                  (9.80% to 100.00%)

Weighted Average Coupon:                                       10.31%                  (5.91% to 16.70%)

Weighted Average Gross Margin:                                  6.90%                  (1.00% to 13.29%)

Weighted Average Lifetime Cap:                                 16.57%                  (8.00% to 23.70%)

Weighted Average Lifetime Floor:                               10.01%                  (0.75% to 16.70%)

Weighted Average Initial Periodic Cap:                          2.26%                  (0.50% to 7.00%)

Weighted Average Periodic Cap:                                  1.62%                  (0.50% to 6.50%)

Weighted Average Remaining Term to Maturity (months):            353                   (107 to 360)

Weighted Average Seasoning (months):                               5                   (0 to 34)

Weighted Average Original Term (months):                         358                   (120 to 360)

Weighted Average Months to First Rate Change:                     15                   (1 to 57)

Range of Original Terms:                      Non-Balloon                        Balloon
                                        ----------------------           ----------------------
                                         61 - 120:       0.00%            61 - 120:       0.19%
                                        121 - 180:       0.28%           121 - 180:       0.38%
                                        181 - 240:       0.41%
                                        241 - 300:       0.00%
                                        301 - 360:      98.74%

Lien Position:                    1st Lien:       99.86%
                                  2nd Lien:        0.14%

Index:                          6-mo LIBOR:       88.73%
                                  1-yr CMT:       11.27%

Property Type:      Single Family Detached:       92.38%         Condominium/Townhouse:   2.29%
                    Single Family Attached:        1.11%                         Other:   0.52%
                                2-4 Family:        3.69%

Occupancy Status:           Owner Occupied:       94.54%
                        Non-Owner Occupied:        5.46%

Geographic Distribution:                             CA:          8.43%           GA:     6.14%
(states not listed individually account              IL:          8.18%           FL:     5.52%
for less than 5.00% of the Mortgage                  MI:          7.73%           NJ:     5.48%
Loan principal balance)                              NY:          6.85%

Credit Quality:                                       A:         44.71%
(per IMC's guidelines)                                B:         26.91%
                                                      C:         21.98%
                                                      D:          6.40%

(1) Fixed rate loans may be included in the Trust, however, the aggregate balance of the fixed rate loans will not exceed [5]% of the aggregate original principal balance of the Notes. There are no fixed rate home equity loans included in the tables contained herein.

-------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Owner Trust 1998-2
Computational Materials: Information Relating to the Collateral (page 2 of 8)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
            THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
-------------------------------------------------------------------------------

Adjustable Rate Home Equity Loans
Preliminary characteristics of the Initial Home Equity Loans as of the Cut-Off Date 3/1/98:

                      Geographic Distribution of Properties

                                       Number of                  Aggregate                % of Aggregate
State                             Home Equity Loans             Loan Balance                Loan Balance
-----                          -----------------------      -----------------------     --------------------
Alaska                                              1                   225,079.26                     0.05
Arizona                                            41                 3,973,959.34                     0.90
Arkansas                                            7                   650,987.79                     0.15
California                                        256                37,172,675.86                     8.43
Colorado                                           87                10,396,395.13                     2.36
Connecticut                                       124                12,584,082.83                     2.85
Delaware                                           14                 1,137,379.16                     0.26
District of Columbia                               14                 1,978,542.20                     0.45
Florida                                           242                24,333,381.83                     5.52
Georgia                                           220                27,046,474.90                     6.14
Hawaii                                             12                 1,962,224.39                     0.45
Idaho                                              43                 3,106,162.42                     0.70
Illinois                                          361                36,043,270.66                     8.18
Indiana                                           160                 9,563,725.68                     2.17
Iowa                                               25                 1,790,688.51                     0.41
Kansas                                             11                   815,685.13                     0.19
Kentucky                                           35                 2,235,801.97                     0.51
Louisiana                                          15                 1,111,175.77                     0.25
Maine                                              11                   986,966.54                     0.22
Maryland                                          166                20,041,235.48                     4.55
Massachusetts                                      94                10,285,919.67                     2.33
Michigan                                          475                34,072,807.26                     7.73
Minnesota                                          97                 9,523,352.71                     2.16
Mississippi                                        13                   850,498.01                     0.19
Missouri                                           74                 6,253,151.50                     1.42
Montana                                             7                   629,530.34                     0.14
Nebraska                                            7                   451,954.00                     0.10
Nevada                                             32                 3,798,522.85                     0.86
New Hampshire                                      13                 1,174,412.68                     0.27
New Jersey                                        202                24,166,546.90                     5.48
New Mexico                                        102                10,336,115.54                     2.34

New York                                          268                30,189,628.50                     6.85
North Carolina                                    189                16,412,082.07                     3.72
North Dakota                                        1                    37,928.28                     0.01
Ohio                                              327                21,414,447.95                     4.86
Oklahoma                                           21                 1,272,036.92                     0.29
Oregon                                             49                 5,213,833.55                     1.18
Pennsylvania                                      167                14,168,771.13                     3.21
Rhode Island                                       35                 3,095,753.53                     0.70
South Carolina                                     42                 3,405,578.15                     0.77
South Dakota                                        4                   316,405.69                     0.07
Tennessee                                          30                 2,281,181.69                     0.52
Texas                                             180                15,188,763.06                     3.45
Utah                                               52                 5,665,094.05                     1.29
Vermont                                             2                   385,465.19                     0.09
Virginia                                           61                 7,443,480.56                     1.69
Washington                                         81                 7,685,169.38                     1.74
West Virginia                                      18                 1,334,875.65                     0.30
Wisconsin                                          74                 6,240,940.14                     1.42
Wyoming                                             6                   397,407.41                     0.09
                               -----------------------      -----------------------     --------------------

Total                                           4,568          $    440,847,549.21                  1.00.00%

-------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Owner Trust 1998-2
Computational Materials: Information Relating to the Collateral (page 3 of 8)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
-------------------------------------------------------------------------------

ADJUSTABLE RATE HOME EQUITY LOANS
Preliminary characteristics of the Initial Home Equity Loans as of the Cut-Off Date 3/1/98:

                          Combined Loan-to-Value Ratios

Range of                Number of                 Aggregate                % of Aggregate
Original CLTV's     Home Equity Loans            Loan Balance               Loan Balance
---------------   --------------------      -----------------------     --------------------
Up to 10.00%                        1                     9,991.37                     0.00
10.01 - 15.00                       2                   108,838.79                     0.02
15.01 - 20.00                       3                   286,489.89                     0.06
20.01 - 25.00                       9                   303,206.51                     0.07
25.01 - 30.00                      11                   513,099.16                     0.12
30.01 - 35.00                      17                   832,296.21                     0.19
35.01 - 40.00                      27                 1,493,778.75                     0.34
40.01 - 45.00                      46                 3,266,474.95                     0.74
45.01 - 50.00                      75                 4,666,319.52                     1.06
50.01 - 55.00                      77                 5,618,469.32                     1.27
55.01 - 60.00                     161                12,684,123.12                     2.88
60.01 - 65.00                     371                29,630,143.37                     6.72
65.01 - 70.00                     510                40,429,080.64                     9.17
70.01 - 75.00                     812                81,555,378.47                    18.50
75.01 - 80.00                   1,332               136,288,070.75                    30.92
80.01 - 85.00                     573                58,217,379.89                    13.21
85.01 - 90.00                     468                56,814,777.67                    12.89
90.01 - 95.00                      27                 3,566,229.20                     0.81
95.01 - 100.00                     46                 4,563,401.63                     1.04
                  --------------------      -----------------------     --------------------

Total                           4,568          $    440,847,549.21                   100.00%

                            Cut-Off Date Coupon Rates

Range of                 Number of                 Aggregate               % of Aggregate
Coupon Rates        Home Equity Loans            Loan Balance               Loan Balance
------------       ------------------      -----------------------     --------------------
 5.001  - 6.000%                   1                    78,428.36                     0.02
 6.001 -  7.000                   17                 3,154,164.17                     0.72
 7.001 -  8.000                  105                14,828,987.25                     3.36
 8.001 -  9.000                  475                59,248,899.34                    13.44
 9.001 - 10.000                1,146               121,764,555.46                    27.62
10.001 - 11.000                1,390               131,948,223.91                    29.93
11.001 - 12.000                  855                70,423,793.64                    15.97
12.001 - 13.000                  364                26,236,251.69                     5.95
13.001 - 14.000                  143                 8,826,493.21                     2.00
14.001 - 15.000                   61                 3,822,266.38                     0.87
15.001 - 16.000                    7                   345,653.15                     0.08
16.001 - 17.000                    4                   169,832.65                     0.04
                   ------------------      -----------------------     --------------------

Total                          4,568          $    440,847,549.21                  100.00%

-------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Owner Trust 1998-2
Computational Materials: Information Relating to the Collateral (page 4 of 8)

-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
-------------------------------------------------------------------------------

ADJUSTABLE RATE HOME EQUITY LOANS
Preliminary characteristics of the Initial Home Equity Loans as of the Cut-Off Date 3/1/98:

                    Distribution of Months Since Origination

Number of Months                 Number of                    Aggregate               % of Aggregate
Since Origination            Home Equity Loans               Loan Balance              Loan Balance
-----------------         -----------------------      -----------------------     --------------------
0 - 1                                        265                20,696,068.28                     4.69
2 - 12                                     4,278               417,688,364.08                    94.75
13 - 24                                       23                 2,394,310.30                     0.54
25 - 36                                        2                    68,806.55                     0.02
                          -----------------------      -----------------------     --------------------

Total                                      4,568          $    440,847,549.21                   100.00%

                           Cut-Off Date Loan Balances

Cut-Off Date                       Number of                  Aggregate              % of Aggregate
Loan Balances ($)              Home Equity Loans             Loan Balance              Loan Balance
-----------------            --------------------      -----------------------     --------------------
     Up to 25,000.00                         132                 2,752,362.38                     0.62
 25,000.01 -  50,000.00                      894                35,137,872.87                     7.97
 50,000.01 -  75,000.00                    1,152                71,602,053.84                    16.24
 75,000.01 - 100,000.00                      844                73,650,860.13                    16.71
100,000.01 - 125,000.00                      515                57,427,351.88                    13.03
125,000.01 - 150,000.00                      375                51,399,637.64                    11.66
150,000.01 - 175,000.00                      201                32,369,364.60                     7.34
175,000.01 - 200,000.00                      132                24,691,235.87                     5.60
200,000.01 - 225,000.00                       92                19,537,048.29                     4.43
225,000.01 - 250,000.00                       58                13,718,120.68                     3.11
250,000.01 - 275,000.00                       40                10,452,862.32                     2.37
275,000.01 - 300,000.00                       30                 8,620,024.35                     1.96
300,000.01 - 325,000.00                       24                 7,586,777.01                     1.72
325,000.01 - 350,000.00                       17                 5,736,829.85                     1.30
350,000.01 - 375,000.00                       16                 5,793,720.65                     1.31

375,000.01 - 400,000.00                       13                 5,060,193.01                     1.15
400,000.01 - 425,000.00                        8                 3,315,348.66                     0.75
425,000.01 - 450,000.00                        7                 3,080,727.43                     0.70
450,000.01 - 475,000.00                        6                 2,801,394.25                     0.64
475,000.01 - 500,000.00                        9                 4,372,998.65                     0.99
525,000.01 - 550,000.00                        2                 1,074,195.09                     0.24
650,000.01 - 675,000.00                        1                   666,569.76                     0.15
                             --------------------      -----------------------     --------------------

Total                                      4,568          $    440,847,549.21                   100.00%

-------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Owner Trust 1998-2
Computational Materials: Information Relating to the Collateral (page 5 of 8)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
-------------------------------------------------------------------------------

Adjustable Rate Home Equity Loans
Preliminary characteristics of the Initial Home Equity Loans as of the Cut-Off Date 3/1/98:

                      Distribution of Minimum Coupon Rates

Range of Minimum         Number of           Aggregate        % of Aggregate
Coupon Rates         Home Equity Loans      Loan Balance       Loan Balance
----------------     -----------------   -----------------   ----------------
    Up to 5.000%                    9        1,082,197.53               0.25
 5.001 -  6.000                    41        5,088,399.86               1.15
 6.001  - 7.000                    96       12,735,002.64               2.89
 7.001  - 8.000                   165       20,218,779.92               4.59
 8.001  - 9.000                   564       66,765,039.67              15.14
 9.001 - 10.000                 1,187      124,734,193.75              28.29
10.001 - 11.000                 1,296      120,085,412.32              27.24
11.001 - 12.000                   715       57,096,802.57              12.95
12.001 - 13.000                   305       21,187,501.73               4.81
13.001 - 14.000                   125        8,076,942.60               1.83
14.001 - 15.000                    55        3,304,009.99               0.75
15.001 - 16.000                     6          303,433.98               0.07
16.001 - 17.000                     4          169,832.65               0.04
                     -----------------   -----------------   ----------------

Total                           4,568    $ 440,847,549.21             100.00%


                      Distribution of Maximum Coupon Rates

Range of Maximum         Number of           Aggregate        % of Aggregate
Coupon Rates         Home Equity Loans     Loan Balance        Loan Balance
----------------     -----------------  -----------------    ---------------
  7.001 -  8.000%                   1          39,053.39               0.01
  8.001 -  9.000                    1         254,091.42               0.06
  9.001 - 10.000                    1          90,940.61               0.02
 10.001 - 11.000                    2         249,083.38               0.06

 11.001 - 12.000                   13       1,143,754.17               0.26
 12.001 - 13.000                   53       7,240,689.25               1.64
 13.001 - 14.000                  110      14,696,908.93               3.33
 14.001 - 15.000                  368      45,122,024.71              10.24
 15.001 - 16.000                  840      91,478,018.02              20.75
 16.001 - 17.000                1,264     126,833,802.28              28.77
 17.001 - 18.000                1,017      89,071,898.09              20.20
 18.001 - 19.000                  530      40,074,017.52               9.09
 19.001 - 20.000                  231      15,684,445.05               3.56
 20.001 - 21.000                  106       6,655,546.01               1.51
 21.001 - 22.000                   23       1,858,183.31               0.42
 22.001 - 23.000                    6         282,749.52               0.06
 23.001 - 24.000                    2          72,343.55               0.02
                     -----------------  -----------------    ---------------

Total                           4,568   $ 440,847,549.21             100.00%

-------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Owner Trust 1998-2
Computational Materials: Information Relating to the Collateral (page 6 of 8)

-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
-------------------------------------------------------------------------------

ADJUSTABLE RATE HOME EQUITY LOANS
Preliminary characteristics of the Initial Home Equity Loans as of the Cut-Off Date 3/1/98:

                            Distribution of Margins

Six-Month LIBOR Loans

                                      Number of                   Aggregate               % of Aggregate
Range of Margins                  Home Equity Loans              Loan Balance              Loan Balance
----------------               -----------------------      -----------------------     --------------------
    Up to 2.000%                                    3                   331,950.86                     0.08
 2.001 -  3.000                                     6                   582,821.75                     0.13
 3.001 -  4.000                                    31                 4,336,499.83                     0.98
 4.001 -  5.000                                   150                17,111,896.28                     3.88
 5.001 -  6.000                                   776                80,573,393.35                    18.28
 6.001 -  7.000                                 1,559               150,946,676.55                    34.24
 7.001 -  8.000                                   894                73,901,964.90                    16.76
 8.001 -  9.000                                   402                30,006,935.95                     6.81
 9.001 - 10.000                                   170                14,806,085.78                     3.36
10.001 - 11.000                                   100                10,620,192.87                     2.41
11.001 - 12.000                                    66                 5,741,475.51                     1.30
12.001 - 13.000                                    19                 1,934,470.28                     0.44
13.001 - 14.000                                     3                   268,626.04                     0.06
                               -----------------------      -----------------------     --------------------

Subtotal                                        4,179             $ 391,162,989.95                    88.73

     CMT Loans

                                      Number of                   Aggregate               % of Aggregate
Range of Margins                  Home Equity Loans              Loan Balance              Loan Balance
----------------               -----------------------      -----------------------     --------------------
 3.001 -  4.000%                                    9                   986,817.88                     0.22
 4.001 -  5.000                                    17                 2,536,269.54                     0.58
 5.001 -  6.000                                    90                11,406,677.85                     2.59
 6.001 -  7.000                                   147                20,333,286.28                     4.61

 7.001 -  8.000                                   116                13,323,420.22                     3.02
 8.001 -  9.000                                     6                   863,089.66                     0.20
 9.001 - 10.000                                     3                   183,321.33                     0.04
12.001 - 13.000                                     1                    51,676.50                     0.01
                               -----------------------      -----------------------     --------------------

Subtotal                                          389              $ 49,684,559.26                    11.27

Total                                           4,568             $ 440,847,549.21                   100.00%
                               =======================      =======================     ====================

-------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Owner Trust 1998-2
Computational Materials: Information Relating to the Collateral (page 7 of 8)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
-------------------------------------------------------------------------------

Adjustable Rate Home Equity Loans
Preliminary characteristics of the Initial Home Equity Loans as of the Cut-Off Date 3/1/98:

                     Distribution of Next Coupon Rate Change

Six-Month LIBOR Loans

Month of Next             Number of             Aggregate          % of Aggregate
Coupon Rate Change    Home Equity Loans        Loan Balance         Loan Balance
------------------    -----------------     -----------------     ----------------
April 1998                         163         18,014,515.33                 4.09
May 1998                           216         21,572,914.14                 4.89
June 1998                          271         24,738,646.24                 5.61
July 1998                          307         32,532,512.00                 7.38
August 1998                        195         19,041,116.68                 4.32
September 1998                     228         25,817,047.36                 5.86
November 1998                        4            438,958.07                 0.10
December 1998                        6            525,267.16                 0.12
January 1999                        19          1,506,390.91                 0.34
February 1999                       14          1,171,651.02                 0.27
March 1999                           6            847,521.29                 0.19
April 1999                           7            855,495.51                 0.19
May 1999                            13          1,309,072.80                 0.30
June 1999                           66          6,187,978.29                 1.40
July 1999                          113          9,237,503.42                 2.10
August 1999                        103          8,739,035.02                 1.98
September 1999                     187         16,909,260.31                 3.84
October 1999                       187         16,131,199.99                 3.66
November 1999                      425         39,099,321.95                 8.87
December 1999                      561         49,950,429.08                11.33
January 2000                       564         50,761,526.14                11.51
February 2000                      204         15,435,077.61                 3.50
March 2000                           8            510,720.00                 0.12
May 2000                             1             54,483.94                 0.01
July 2000                            2            155,652.64                 0.04
August 2000                         11          1,012,969.01                 0.23
September 2000                      18          1,627,831.29                 0.37
October 2000                        56          4,999,206.03                 1.13
November 2000                      102          9,237,715.02                 2.10

December 2000                       79          7,817,734.56                 1.77
January 2001                        29          3,124,228.20                 0.71
February 2001                        5            692,235.00                 0.16
March 2001                           2            167,700.00                 0.04
January 2002                         1             64,276.08                 0.01
August 2002                          1            127,642.60                 0.03
October 2002                         1             33,269.31                 0.01
November 2002                        3            664,932.90                 0.15
December 2002                        1             49,953.05                 0.01
                      -----------------     -----------------     ----------------

Subtotal                         4,179      $ 391,162,989.95                88.73%

-------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Owner Trust 1998-2
Computational Materials: Information Relating to the Collateral (page 8 of 8)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
-------------------------------------------------------------------------------

Adjustable Rate Home Equity Loans
Preliminary characteristics of the Initial Home Equity Loans as of the Cut-Off Date 3/1/98:

                     Distribution of Next Coupon Rate Change

   CMT Loans

Month of Next              Number of            Aggregate          % of Aggregate
Coupon Rate Change    Home Equity Loans       Loan Balance          Loan Balance
------------------    -----------------    ------------------    ------------------
April 1998                          21          2,465,977.56                  0.56
May 1998                            38          4,910,707.91                  1.11
June 1998                          106         13,651,368.43                  3.10
July 1998                           79         11,876,717.51                  2.69
August 1998                         11          2,340,872.49                  0.53
September 1998                       1            169,579.47                  0.04
October 1998                        13          1,198,774.46                  0.27
November 1998                        6            718,295.66                  0.16
December 1998                       12            932,701.19                  0.21
January 1999                        14          1,250,111.32                  0.28
February 1999                        2            287,902.65                  0.07
March 1999                           1             69,551.91                  0.02
July 1999                            1            113,961.22                  0.03
August 1999                          1            113,939.81                  0.03
September 1999                       1             68,537.52                  0.02
November 1999                        4            433,780.91                  0.10
January 2000                         1             46,300.00                  0.01
April 2000                           8            824,539.20                  0.19
May 2000                            16          2,152,311.98                  0.49
June 2000                           38          4,323,594.42                  0.98
July 2000                           13          1,521,177.92                  0.35
August 2000                          1             58,901.20                  0.01
September 2000                       1            154,954.52                  0.04
                      -----------------    ------------------    ------------------

Subtotal                           389      $  49,684,559.26                 11.27%

Total                            4,568        440,847,549.21                100.00%
                      =================    ==================    ==================



                   Distribution of Remaining Term to Maturity

Months Remaining        Number of           Aggregate         % of Aggregate
to Maturity         Home Equity Loans      Loan Balance        Loan Balance
----------------    -----------------    -----------------    --------------
 61 - 120                         10           816,189.81              0.19
121 - 180                         41         2,921,747.80              0.66
181 - 240                         14         1,795,891.69              0.41
301 - 360                      4,503       435,313,719.91             98.74
                    -----------------    -----------------    --------------
Total                          4,568     $ 440,847,549.21            100.00%

-------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Owner Trust 1998-2
Computational Materials: Information relating to the Notes (page 1 of 2)
-------------------------------------------------------------------------------

Transaction Summary (a)

---------------------------------------------------------------------------------------------------------------
                                           Estimated        Estimated         Estimated
                                              WAL            Modified         Principal          Expected
    Approximate             Note            to Call          Duration          Window            Ratings
        Size                Rate            (years)          (years)          (months)       (Moody's/ S&P)
---------------------------------------------------------------------------------------------------------------

    $700,000,000        Floating (b)        2.39              2.07              77               Aaa/AAA

---------------------------------------------------------------------------------------------------------------

Notes:   (a)               100% Prepayment Assumption: Constant 30% CPR. .
                           Priced to 10% optional call.
         (b)               On each Payment Date, the "Note Rate" will be equal
                           to the lesser of (x) with respect to any Payment
                           Date which occurs on or prior to the Redemption
                           Date, One-Month LIBOR plus __% per annum and for any Payment Date thereafter, One-Month LIBOR plus
                           __% per annum, and (y) the Available Funds Cap.
         (c)               Fixed rate loans may be included in the Trust,
                           however, the aggregate balance of the fixed rate loans will not exceed [5]% of the aggregate original principal balance of the Notes. There are no fixed rate home equity loans included in this analysis.

Notes (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Constant CPR                                0.00%     15.00%      22.50%     30.00%      37.50%      45.00%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        21.30       5.44        3.59       2.60        1.99        1.57
Modified Duration (years)                   11.15       4.02        2.88       2.20        1.73        1.40
First Principal Payment                   4/20/98    4/20/98     4/20/98    4/20/98     4/20/98     4/20/98
Last Principal Payment                    2/20/28    6/20/24    10/20/17    9/20/12     5/20/09     1/20/07
Principal Lockout (months)                   none       none        None       none        none        none
Principal Window (months)                     359        315         235        174         134         106
------------------------------------------------------------------------------------------------------------


Notes (to 10% clean-up call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Constant CPR                                0.00%     15.00%      22.50%     30.00%      37.50%      45.00%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        21.26       5.04        3.30       2.39        1.82        1.44
Modified Duration (years)                   11.14       3.87        2.74       2.07        1.62        1.31
First Principal Payment                   4/20/98    4/20/98     4/20/98    4/20/98     4/20/98     4/20/98
Last Principal Payment                    1/20/27    9/20/11     2/20/07    8/20/04     2/20/03     2/20/02
Principal Lockout (months)                   none       none        none       none        none        none
Principal Window (months)                     346        162         107         77          59          47
------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Owner Trust 1998-2
Computational Materials: Information relating to the Notes (page 2 of 2)
-------------------------------------------------------------------------------

Available Funds Cap Analysis (a)

          Period              Available Funds Cap       Available Funds Cap
                                   (all ARMs)             (up to 5% fixed)
-------------------------   -----------------------   -------------------------
            1                         7.20                      7.23
            2                         9.65                      9.68
            3                         9.65                      9.68
            4                         9.65                      9.68
            5                        10.12                     10.12
            6                        10.28                     10.27
            7                        10.28                     10.27
            8                        10.28                     10.27
            9                        10.28                     10.28
            10                       10.28                     10.28
            11                       10.47                     10.45
            12                       10.54                     10.52
            13                       10.54                     10.52
            14                       10.54                     10.52
            15                       10.54                     10.52
            16                       10.54                     10.52
            17                       10.57                     10.54
            18                       10.58                     10.56
            19                       10.58                     10.56
            20                       10.58                     10.56
            21                       11.35                     11.26
            22                       11.61                     11.52
            23                       11.61                     11.52
            24                       11.61                     11.52
            25                       11.61                     11.52
            26                       11.61                     11.52
            27                       11.61                     11.51
            28                       11.64                     11.54
            29                       11.65                     11.55
            30                       11.65                     11.55
            31                       11.65                     11.55
            32                       11.65                     11.54
            33                       11.80                     11.68
            34                       11.85                     11.73
            35                       11.85                     11.73
            36                       11.85                     11.73
            37                       11.85                     11.72
            38                       11.85                     11.72
            39                       11.89                     11.76
            40                       11.91                     11.77

            41                       11.91                     11.77
            42                       11.91                     11.77

(a) Prepayment Speed Assumption: ARMs (30% CPR), Fixed (4-18% CPR in 12 months)

-------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.